UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

ODENZA CORP.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

ODENZA CORP.

22/F, WANCHAI CENTRAL BUILDING

89 LOCKHART ROAD,

WAN CHAI,

HONG KONG

INFORMATION STATEMENT

(Preliminary)

July __, 2021

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $.001 per share (the “Common Stock”), of Odenza Corp., a Nevada Corporation (the “Company”), to notify such Stockholders that on or about June 17, 2021, the Company received written consents in lieu of a meeting of Stockholders from holders of approximately 92.54% of voting securities of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) to authorize the Company’s Board of Directors to change the name of the Company to World Championship Air Race Limited (the “Name Change”).

On June 17, 2021, the Board of Directors of the Company approved the Name Change, subject to Stockholder approval. The Majority Stockholders approved the Name Change by written consent in lieu of a meeting on June 17, 2021. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Name Change. The Name Change will become effective following approval by FINRA.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Date: July __, 2021	For the Board of Directors of

Odenza Corp.

	By:	/s/ Chi Ping Leung
Chi Ping Leung
Chairman

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RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board believes that the stockholders of the Company will benefit from the Name Change as it more closely aligns with the operations and direction of the Company.

ACTION TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the holders of the majority of the outstanding voting capital stock of the Company.

ACTION I NAME CHANGE

CHANGE THE NAME OF THE COMPANY TO WORLD CHAMPIONSHIP AIR RACE LIMITED.

GENERAL

The Board approved a resolution to change the name of the Company to World Championship Race Limited (the “Name Change”).

PURPOSE AND MATERIAL EFFECTS OF THE NAME CHANGE

The Board of Directors has taken this action to more closely align the Company name with the operations and direction of the Company.

We believe that the Name Change will improve the name recognition of the Company in relation to its business plan.

The Name Change will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered.

This proposal is not the result of management’s knowledge of an effort to accumulate the issuer’s securities or to obtain control of the issuer by means of a merger, tender offer, solicitation or otherwise. It was done as a way to broaden the scope of its name recognition and enhance shareholder value.

As discussed above, the Name Change was the subject of a majority vote by the Board of Directors approving the Name Change. There are no rules or practices on any stock exchange that permit such exchange to reserve the right to refuse to list or to de-list any stock which completes a Name Change.

The main purpose of completing this Name Change is to closely align the Company name with the operations and direction of the Company.

SUMMARY OF NAME CHANGE

Below is a brief summary of the Name Change:

The name of the Company shall be amended to World Championship Air Race Limited.

This action has been approved by the Board and the written consents of the holder of the majority of the outstanding voting power of the Company.

Amended Certificate of Incorporation

On the date that is twenty (20) days following the mailing of this Information Statement, the Board of Directors shall have the Company’s Amendment to the Certificate of Incorporation filed with the State of Nevada in order to effect the Name Change.

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ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by the Company are incorporated herein by reference:

1.	Quarterly Report on Form 10-Q for the quarter ended April 30, 2021;

2.	Annual Report on Form 10-K for the year ended January 31, 2021;

2.	Quarterly Report on Form 10-Q for the quarter ended October 31, 2020; and

3.	Quarterly Report on Form 10-Q for the quarter ended July 31, 2020.

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 500,000,000 shares of Common Stock, par value $0.001 per share, of which 3,660,000 shares are outstanding as of June 30, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Company’s Common Stock owned on the June 30, 2021 by (i) each who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Name of Beneficial Owner	Number of Common Shares Owned	Percent of Class
Adventure Air Race Investments Limited	1,134,600	31%
Christopher David Brazendale	65,000	1.78%
Alexander Patrick Brazendale	695,400	19%
Adventure Air Race Talents Limited	695,400	19%
Leung Chi Ping	732,000	20%
William Alexander Cruickshank	64,400	1.76%

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under Nevada Corporate Law, the Company’s articles of incorporation consistent with above, or By-Laws to dissent from any of the provisions adopted in the Amendments.

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CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Date: July __, 2021

By Order of the Board of Directors

/s/ Chi Ping Leung
Chi Ping Leung
Chairman

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